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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                 __________________

                                      FORM 8-K

                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                                 __________________

        Date of Report (Date of earliest event reported):  December 15, 1998

                                ___________________

                               TRICORD SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)



          Delaware                  0-21366                   41-1590621
     (State of or other           (Commission             (I.R.S. Employer
      jurisdiction of             File Number)           Identification No.)
       incorporation)


         2905 Northwest Boulevard, Suite 20,
                 Plymouth, Minnesota                           55441
       (Address of principal executive offices)              (zip code)


        Registrant's telephone number, including area code:  (612) 557-9005

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ITEM 5.  OTHER EVENTS.

     On December 15, 1998, Tricord Systems, Inc. (the "Company") completed a financing (the "Financing") pursuant to the terms of a Stock Purchase Agreement, dated effective as of December 7, 1998 (the "Stock Purchase Agreement"), between the Company and certain investors (the "Purchasers"). Pursuant to the Stock Purchase Agreement, the Company sold to the Purchasers, and the Purchasers purchased from the Company, an aggregate of 3,000,000 shares (the "Shares") of the Company's common stock, par value $.01 per share ("Common Stock"), at a purchase price of $1.00 per share, for an aggregate purchase price of $3,000,000. In addition, for each share of Common Stock purchased, Purchasers received warrants (the "Warrants") to purchase one additional share of Common Stock at a price of $3.50 per share. The Warrants expire on December 15, 2003. The Common Stock and Warrants were sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and are therefore deemed to be "restricted securities" within the meaning of Securities Act.

     In connection with the Stock Purchase Agreement, the Company, the Purchasers and John Mitcham, the Company's Chief Executive Officer, entered into an Investors Agreement, dated effective as of December 7, 1998 (the "Investors Agreement"). Among other provisions, the Investors Agreement (a) provides the Purchasers with certain demand and "piggyback" registration rights; (b) provides the Purchasers with certain rights of first refusal to acquire a pro-rata portion of securities sold or issued by the Company in certain future private placement financings; (c) provides the Purchasers with rights of co-sale in the event that Mr. Mitcham desires to sell Voting Securities (as defined in the Investors Agreement) under certain circumstances; and (d) provides that, as long as Rod Canion (one of the Purchasers) or his immediate family members and trusts and entities established for their benefit holds at least one-third of the Voting Securities acquired in connection with the Financing, the Company will use its best efforts to cause Mr. Canion (or his designee) to be elected to the Board of Directors of the Company.

     In connection with the Stock Purchase Agreement, each director and officer of the Company entered into a lock-up agreement (collectively, the "Lock-Up Agreements"), pursuant to which each such person agreed that, until the earlier of June 30, 2000 or three months after the date on which the Company's storage management software has been licensed for commercial use for 90 days, such person will not, without the prior written consent of the Purchasers holding a majority of the shares sold by the Company pursuant to the Stock Purchase Agreement, and subject to certain exceptions, sell or otherwise dispose of Common Stock or rights to acquire Common Stock, whether owned as of the date of the Stock Purchase Agreement or subsequently acquired by such person.

     Additional information regarding the Financing is contained in the Stock Purchase Agreement and the Investors Agreement, copies of which are exhibits to this Report and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.


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          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS.

          10.1 Stock Purchase Agreement effective December 7, 1998 by and among Tricord Systems, Inc. and the Purchasers, including exhibits thereto.
















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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TRICORD SYSTEMS, INC.


Dated:  December 23, 1998             By /s/ John J. Mitcham
                                        --------------------
                                         John J. Mitcham
                                         Chief Executive Officer














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                                 INDEX TO EXHIBITS


 Exhibit     Item                                      Method of Filing
 -------     ----                                      ----------------
 10.1        Form of Stock Purchase Agreement
             effective December 7, 1998 by and
             among Tricord Systems, Inc. and the
             Purchasers, including exhibits
             thereto.............................      Filed herewith electronically



















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